     As filed with the Securities and Exchange Commission on June 4, 1989
                                     Registration Statement No. 333-____________

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                             ____________________

                                   FORM S-8
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                             ____________________

                                   NVR, INC.
            (Exact name of Registrant as specified in its Charter)

           Virginia                                 54-1394360
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
    incorporation or organization)
                             7601 Lewinsville Road
                            McLean, Virginia  22102
                                (703) 761-2000
          (Address of principal executive office, including zip code)

                           NVR, INC. 1998 MANAGEMENT
                                LONG-TERM STOCK
                                  OPTION PLAN
                            (Full title of the Plan)
                               _________________

                                Dwight C. Schar
                             7601 Lewinsville Road
                            McLean, Virginia  22102
                                (703) 761-2000

(Name, address and telephone number, including area code, of agent for service)

                                 With copy to:

                        Christopher C. Giragosian, Esq.
                               Hunton & Williams
                              1751 Pinnacle Drive
                                  Suite 1700
                            McLean, Virginia  22102
                                (703) 714-7426

                               _________________

                        CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                   Proposed maximum       Proposed maximum
   Title of securities         Amount to be           offering price          aggregate               Amount of
    to be registered            registered             per share/(1)/       offering price/(1)/     registration fee
----------------------------------------------------------------------------------------------------------------------
Common Stock, par            1,000,000 shares          $48.50(1)           $48,500,000                     $13,483
value  $.01 per share
======================================================================================================================

    (1) Estimated solely for the purpose of computing the registration fee. This amount was calculated pursuant to Rule 457(c) under the Securities Act of 1933 on the basis of $48.50 per share, which was the average of the high and low prices of the Common Stock on the American Stock Exchange on June 1, 1999.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information.

        Not required to be filed with the Securities and Exchange Commission (the "Commission").

Item 2. Registrant Information and Employee Plan Annual Information.

        Not required to be filed with the Commission.


                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

        The following documents filed by NVR, Inc. (the "Corporation") with the Commission are incorporated herein by reference and made a part hereof: (i) the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1998; (ii) the Corporation's Quarterly Reports on Form 10-Q for the quarter ended March 31, 1999.

        Additionally incorporated by reference in this Registration Statement is the description of the Corporation's Common Stock (the "Common Stock") contained in the Corporation's Registration Statement on Form S-1, Registration No. 33-69436, as amended, originally filed with the Commission on September 24, 1993, which is an exhibit to the Corporation's Registration Statement on Form 8-A filed with the Commission on September 27, 1993, including any amendment or report filed for the purpose of updating such description.

        All documents filed by the Corporation pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment that indicates that all securities registered hereunder have been issued or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities.

        Not applicable.

Item 5. Interests of Named Experts and Counsel.

        Not applicable.

Item 6. Indemnification of Directors and Officers.

        Each director and officer of the Registrant is insured and indemnified against liability incurred by him or her in his or her capacity as an officer and/or director, pursuant to the following:

     (a) Articles 8 and 9 of the Registrant's Articles of Incorporation, entitled "Indemnification" and "Limitation of Liability of Officers and Directors," respectively, which are set forth in Exhibit 3.7 to NVR, Inc.'s 1993 Registration Statement are incorporated herein by reference; and

     (b) Sections 13.1-692.1, 13.1-697, 13.1-698, 13.1-702, 13.1-703 and 13.1-
704 of the Virginia Stock Corporation Act, are hereby incorporated by reference herein.

                             *         *        *

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 7. Exemption from Registation Claimed.

        Not applicable.

Item 8. Exhibits.

Exhibit No.
-----------

3.1 Restated Articles of Incorporation of the Corporation incorporated herein by reference to Exhibit 3.7 in NVR, Inc.'s 1993 Registration Statement.

3.2     By-laws of the Corporation incorporated herein by reference to Exhibit
        3.8 in NVR, Inc.'s 1993 Registration Statement.

4       NVR, Inc. 1998 Management Long-Term Stock Option Plan.

5 Opinion of Hunton & Williams as to the legality of the securities being registered.

23.1 Consent of Hunton & Williams (included in the opinion filed as Exhibit 5 to the Registration Statement).

23.2    Consent of KPMG LLP (independent auditors).

24      Power of Attorney (included on signature page).

Item 9. Undertakings

        (a) The undersigned registrant hereby undertakes:

            1. To file, during any period in which offers or sales are made, a post-effective amendment to this registration statement;

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the
--------  -------
information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Corporation pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona
                                                                           ----
fide offering thereof.
----

          3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona
                                                                           ----
fide offering thereof.
----

     (c) The undertaking concerning indemnification is as set forth under the response to Item 6.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on this fourth day of June, 1999.


                                   NVR, INC.



                                   By: /s/ Dwight C. Schar
                                      _______________________________________
                                       Dwight C. Schar
                                       Chairman of the Board,
                                       Chief Executive Officer
                                       and President


     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on this fourth day of June, 1999. Each person whose signature appears below hereby authorizes either agent for service named in the registration statement to execute in the name of each such person, and to file, any amendment, including any post-effective amendment, to the registration statement making such changes in the registration statement as the registrant deems appropriate, and appoints such agent for service as attorney-in-fact to sign on his behalf individually and in each capacity stated below and file all amendments and post-effective amendments to the registration statement.

                  Signature                                                Title
                  ---------                                                -----
           /s/ Dwight C. Schar                          Chairman of the Board of Directors, President, and
By:_____________________________________________       Chief Executive Officer
               Dwight C. Schar

           /s/ Paul C. Saville
By:_____________________________________________       Chief Financial Officer, Senior Vice President and
               Paul C. Saville                         Treasurer

          /s/ Dennis M. Seremet
By:_____________________________________________       Vice President and Controller
              Dennis M. Seremet

          /s/ C. Scott Bartlett, Jr.
By:_____________________________________________       Director
              C. Scott Bartlett, Jr.

          /s/ Manuel H. Johnson
By:_____________________________________________       Director
              Manuel H. Johnson

          /s/ William A. Moran
By:_____________________________________________       Director
              William A. Moran

           /s/ Richard H. Norair, Sr.
By:_____________________________________________       Director
               Richard H. Norair, Sr.

              /s/ David A. Preiser
By:_____________________________________________       Director
                  David A. Preiser

              /s/ George E. Slye
By:_____________________________________________       Director
                  George E. Slye

              /s/ John M. Toups
By:_____________________________________________       Director
                  John M. Toups

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                              ____________________



                                   EXHIBITS

                                  Filed With

                            REGISTRATION STATEMENT

                                      on

                                   FORM S-8

                                     UNDER

                          THE SECURITIES ACT OF 1933


                             ____________________



                                   NVR, INC.
                  1998 Management Long-Stock Option Plan
                            (full title of the plan)


--------------------------------------------------------------------------------

                             EXHIBIT INDEX
                             -------------

3.1 Restated Articles of Incorporation of the Corporation Incorporated herein by reference to Exhibit 3.7 in NVR, Inc.'s 1993 Registration Statement.

3.2 By-laws of the Corporation Incorporated herein by reference to Exhibit 3.8 in NVR, Inc.'s 1993 Registration Statement.

4    NVR, Inc. 1998 Management Long-Term Stock Option Plan.

5    Opinion of Hunton & Williams.

23.1 Consent of Hunton & Williams (included in the opinion filed as Exhibit 5 to the Registration Statement).

23.2 Consent of KPMG LLP (independent auditors).

24   Power of Attorney (included on signature page).